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                                                                   EXHIBIT 10.66


                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         This First Amendment to Registration Rights Agreement (this "Amendment"), is entered into as of February 28, 2002, between Corixa Corporation, a Delaware corporation (the "Company"), and BNY Capital Markets, Inc., a registered broker dealer organized under the laws of New York and a subsidiary of The Bank of New York (the "Investor").

         WHEREAS, the Company and the Investor have entered into that certain Registration Rights Agreement dated as of December 3, 2001 (the "Registration Rights Agreement"); and

         WHEREAS, the Company and the Investor now desire to amend the Registration Rights Agreement as provided herein;

         NOW, THEREFORE, in consideration for the foregoing premises, the representations, warranties, covenants and agreements contained herein and in the Registration Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Capitalized Terms. Except as otherwise defined in this Amendment, all capitalized terms used herein shall have the meaning set forth in the Registration Rights Agreement. All references to the term "Agreement" in the Registration Rights Agreement shall be deemed to include this Amendment.

         2. Amendment to Definition of "Registrable Securities" in Section 1.1 of the Registration Rights Agreement. The definition of "Registrable Securities" in Section 1.1 of the Registration Rights Agreement, is hereby amended and restated to read in its entirety as follows:

                  "Registrable Securities" means all of the shares of Common Stock issued or issuable under the Financing Agreement and any other shares of Capital Stock issued or issuable as a dividend on or with respect to such shares of Common Stock until a registration statement under the Securities Act covering the offer and sale of such shares of Common Stock or Capital Stock has been declared effective by the Commission and all such shares of Common Stock or Capital Stock have been disposed of pursuant to such effective registration statement.

         3. Amendment to Section 4.2 of the Registration Rights Agreement.
Section 4.2 of the Registration Rights Agreement is hereby deleted in its entirety.

         4. Full Force and Effect. Except as expressly modified herein, the Registration Rights Agreement shall continue in full force and effect in accordance with its terms. To the extent, there are any inconsistencies or ambiguities between this Amendment and the Registration Rights Agreement; the terms of this Amendment shall supersede the Registration Rights Agreement.


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         5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, and all of which together shall constitute one and the same instrument.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal law of the state of New York, without giving effect to the principles of conflicts of law thereof.


                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first above written.


CORIXA CORPORATION

                                    By: /s/ Michelle Burris
                                       ___________________________
                                         Name: Michelle Burris
                                         Title: Senior Vice President
                                                and CFO

BNY CAPITAL MARKETS, INC.

                                    By: /s/ Wesley Pritchett
                                       ___________________________
                                        Name: Wesley Pritchett
                                        Title: Managing Partner